UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

_____________________

Form 8-K
____________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 31, 2008

CITIZENS FINANCIAL CORP.
(Exact name of registrant as specified in its charter)
____________________________

DELAWARE	2-96144	55-0666598
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

211 Third Street, Elkins, West Virginia	26241
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (304) 636-4095

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in this Report (including the exhibit attached hereto) is being furnished under Item 8.01 of Form 8-K and shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act nor shall it be deemed incorporated by reference into any of Citizens Financial Corp.’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 8.01.  Other Events

On December 31, 2008, Citizens Financial Corp. mailed a letter to shareholders concurrently with the distribution of its fourth quarter 2008 dividend.  The letter provides stockholders with information regarding issues the company faced in 2008 including higher credit losses and decreasing net interest margin. These costs have resulted in a reduced dividend.  A copy of this letter is furnished as Exhibit 99.1 hereto and is incorporated by reference into this Item 8.01.

Item 9.01:  Financial Statements and Exhibits

(c)	Exhibits
 99.1 Letter to Shareholders Dated December 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Citizens Financial Corp.

/s/ 12/31/08	/s/ Thomas K. Derbyshire
Vice President, Treasurer &
Principal Financial Officer